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                                                                    EXHIBIT 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                                Washington D.C.

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]

                       ---------------------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                         13-5160382
(State of incorporation                          (IRS employer
if not a U.S. national bank)                     identification no.)

One Wall Street, New York, N.Y.                  10286
(Address of principal executive offices)         (Zip code)

                       ---------------------------------

                        COVAD COMMUNICATIONS GROUP, INC.
                (Exact name of obligor specified in its charter)

California                                       77-0461529
(State or other jurisdiction of                  (IRS employer
incorporation or organization)                   identification no.)

110 Rio Robles, San Jose                         95134
(Address of principal executive offices)         (Zip code)

                       ---------------------------------
                         Convertible Senior Debentures
                      (Title of the indenture securities)

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
             Name                                           Address
--------------------------------------------------------------------------------
Superintendent of Banks of the State of         2 Rector Street, New York, N.Y.
New York                                        10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York                33 Liberty Plaza, New York, N.Y.
                                                10045

Federal Deposit Insurance Corporation           Washington, D.C. 20429

New York Clearing House Association             New York, New York 10005

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4.   A copy of the existing By-laws of the Trustee.

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7 A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 25th day of May, 2004.


                                   THE BANK OF NEW YORK


                                   By: /s/ Beata Hryniewicka
                                       --------------------------
                                       Name: Beata Hryniewicka
                                       Title: Assistant Treasurer